Net Revenues - Discounts and Other Reductions (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Discounts and other reductions in gross income
Gross sales	€ 6,234,277	€ 6,806,005	€ 6,429,762
Chargebacks	(1,101,896)	(1,247,153)	(1,119,540)
Cash discounts	(60,019)	(68,912)	(70,340)
Volume rebates	(49,043)	(57,858)	(56,426)
Medicare and Medicaid	(53,440)	(61,089)	(50,442)
Other discounts	(36,761)	(30,955)	(34,323)
Total net sales	€ 4,933,118	€ 5,340,038	€ 5,098,691